SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2004

SONIC AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13395 (Commission File Number)	56-201079 (I.R.S. Employer Identification No.)

5401 E. Independence Boulevard, Charlotte, North Carolina (Address of Principal Executive Offices)	28212 (Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On February 24, 2004, we issued a press release announcing results for our fiscal quarter and fiscal year ended December 31, 2003.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Dated: February 24, 2004	By:	/S/ STEPHEN K. COSS
Stephen K. Coss Vice President and General Counsel

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